UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2008

DELTA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (404) 715-2600

Registrant’s Web site address:    www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

This Amendment No. 1 amends the Current Report on Form 8-K of Delta Air Lines, Inc. filed with the Securities and Exchange Commission on October 31, 2008 related to Delta’s merger with Northwest Airlines Corporation (“Northwest”).

This Form 8-K/A amends the Form 8-K to file a corrected version of the notes to audited balance sheets of Northwest as of December 31, 2007 and December 31, 2006 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of common stockholders’ equity (deficit) of Northwest for each of the three years in the period ended December 31, 2007.  A portion of note 7 was inadvertently omitted from Exhibit 99.2 to the Form 8-K.  The specified financial statements and the notes related thereto are therefore being filed in their entirety to include the omitted portion of note 7.

This Form 8-K/A also amends the Form 8-K to include the pro forma financial information required by Item 9.01 of Form 8-K and to include an exhibit under Item 9.01 of Form 8-K.

The information previously reported in the Form 8-K is hereby incorporated by reference into this Form 8-K/A, except to the extent such information is amended by this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Northwest as of December 31, 2007 and December 31, 2006 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of common stockholders’ equity (deficit) of Northwest for each of the three years in the period ended December 31, 2007, and the notes related thereto, are incorporated by reference and attached as Exhibit 99.1 hereto.

The Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP, dated February 28, 2008, relating to Northwest’s financial statements, is hereby incorporated by reference and attached as Exhibit 99.2 hereto.

The unaudited condensed consolidated balance sheets of Northwest as of September 30, 2008 and the condensed consolidated statements of operations and condensed consolidated statements of cash flows of Northwest for the period ended September 30, 2008, and the notes related thereto, were previously filed with the Form 8-K and are therefore incorporated by reference into this Form 8-K/A.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Financial Information is attached hereto as Exhibit 99.3 and incorporated herein by reference

(d) Exhibits

Exhibit 23.1	Consent of Ernst & Young, Independent Registered Public Accounting Firm for Northwest Airlines Corporation
Exhibit 99.1
Audited consolidated balance sheets of Northwest Airlines Corporation as of December 31, 2007 and December 31, 2006 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of common stockholders’ equity (deficit) of Northwest Airlines Corporation for each of the three years in the period ended December 31, 2007, and the notes related thereto

Exhibit 99.2	Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP dated February 28, 2008, relating to the Northwest Airlines financial statements
Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Hank Halter
Date: November 7, 2008	Hank Halter Senior Vice President and Chief Financial Officer